                    U.S. Securities and Exchange Commission

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported):  October 16, 1998
                                                         ----------------


                           Metro Global Media, Inc.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    0-21634                  65-0025871
     -----------------           -----------------          ----------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)

     1060 Park Avenue, Cranston, Rhode Island                    02910
     ----------------------------------------                ------------
     (Address of principal executive offices)                 (Zip Code)



      Registrant's telephone number, including area code: (401) 942-7876
                                                          --------------


   -------------------------------------------------------------------------
       (Former name of former address, if changed since last report)

Item 7.     Financial Statements and Exhibits

       (b)  Pro Forma Financial Information

            (1) Pro forma Balance Sheet and Statement of Income which give effect to the acquisition of Fanzine International, Inc.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           METRO GLOBAL MEDIA, INC.


                                           By: /s/ Janet Hoey
                                               -----------------------
                                               Janet Hoey, Treasurer


October 16, 1998

METRO GLOBAL MEDIA, INC. AND SUBSIDIARIES
PRO FORMA BALANCE SHEET

          ASSETS                              METRO GLOBAL        FANZINE
                                               MEDIA, INC.     INTERNATIONAL                       Pro forma
                                              May 30, 1998     June 30, 1998      Adjustments    Consolidated
                                              ------------     -------------      -----------    ------------
Current Assets

     Cash                                     $    184,995     $     689,817 (1)  $ 1,950,000    $    134,995
                                                                             (2)     (689,817)
                                                                             (3)   (2,000,000)
     Investment in marketable securities                             211,629 (2)     (211,629)              0
     Accounts receivable, net                    5,092,255         3,532,429 (2)   (3,532,429)      5,092,255
     Inventory                                   3,726,963                                          3,726,963
     Deferred Income Taxes                         248,500                                            248,500
     Prepaid Expenses                               78,751                                             78,751
                                              ------------     -------------      -----------    ------------

          Total Current Assets                   9,331,464         4,433,875       (4,483,875)      9,281,464


     Motion pictures and other films, less
          accumulated amortization               4,142,979                                          4,142,979

     Property and Equipment at cost, less
          accumulated depreciation               1,479,426                                          1,479,426

     Goodwill, net                                                           (3)    7,500,000       7,500,000

     Other assets                                  483,472                   (1)       50,000         533,472
                                              ------------     -------------      -----------    ------------

          Total Assets                        $ 15,437,341     $  4,433,875       $ 3,066,125    $ 22,937,341
                                              ============     ============       ===========    ============


          LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

     Note payable -- selling shareholders                                     (3) $ 2,000,000    $  2,000,000
     Current portion of capital lease
          obligation                          $    363,956                                            363,956
     Short-term borrowings                       1,030,272                    (1)   1,000,000       2,030,272
     Accounts payable and accrued expenses       4,232,679         1,304,663  (2)  (1,304,663)      4,232,679
     Income taxes payable                          326,119                                            326,119
                                              ------------     -------------      -----------    ------------

          Total current liabilities              5,953,026         1,304,663        1,695,337       8,953,026

     Convertible debentures                                                   (1)   1,000,000       1,000,000
     Capital lease obligations, less
          current portion                          351,538                                            351,538
     Deferred income taxes                          59,300                                             59,300
                                              ------------     -------------      -----------    ------------

          Total liabilities                      6,363,864         1,304,663        2,695,337      10,363,864
                                              ------------     -------------      -----------    ------------

     Minority interest                              18,220                                             18,220
                                              ------------     -------------      -----------    ------------
     Commitments and Contingencies

Shareholders' Equity

     Series A cumulative convertible preferred
          stock, $.0001 par value,
          $1,000 stated                            857,979                                            857,979
     Preferred Stock, no par value
     Common Stock, $.0001 par value                    424                    (3)         100             524
     Additional paid in capital                  6,546,580                    (3)   3,499,900      10,046,480
     Retained Earning                            1,712,774         3,129,212  (2)  (3,129,212)      1,712,774
                                              ------------     -------------      -----------    ------------
                                                 9,117,757         3,129,212          370,788      12,617,757
                                              ------------     -------------      -----------    ------------

     Unearned Compensation                         (62,500)                                           (62,500)
                                              ------------     -------------      -----------    ------------

          Total Shareholders' Equity             9,055,257         3,129,212          370,788      12,555,257
                                              ------------     -------------      -----------    ------------

          Total liabilities and
               shareholders' Equity           $ 15,437,341     $   4,433,875      $ 3,066,125    $  22,937,341
                                              ============     =============      ===========    =============

     NOTES

     (1) Borrowings made to finance acquisition of Fanzine, net of offering costs

     (2) To record dividend to selling shareholders

     (3) To record purchase of stock of Fanzine International Inc. for $2,000,000 cash, $2,000,000 note payable and 1,000,000 shares of stock valued at $3,500,000

METRO GLOBAL MEDIA, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF INCOME

                                              METRO GLOBAL           FANZINE
                                               MEDIA, INC.        INTERNATIONAL
                                               Year ended      Eleven months ended                       Pro forma
                                              May 30, 1998        June 30, 1998         Adjustments    Consolidated
                                              ------------        -------------         -----------    ------------
     Revenues                                 $ 20,391,134        $   9,745,892                        $ 30,137,026

     Cost of Revenues                           13,330,798            4,141,395                          17,472,193
                                              ------------        -------------         -----------    ------------

                                                 7,060,336            5,604,497                   0      12,664,833

     Selling, general and administrative
          expenses                               6,219,307              809,574     (1)    (200,000)      9,444,693
                                                                                    (2)     330,000
                                                                                    (3)   2,285,812
                                              ------------        -------------         -----------    ------------

          Income (loss) from operations            841,029            4,794,923          (2,415,812)      3,220,140

     Other income and expenses

          Interest expense                        (348,980)                         (7)    (240,032)       (589,012)
          Royalty income                           127,206                                                  127,206
          Miscellaneous expense                     (3,870)                                                  (3,870)
          Minority interest                        (18,220)                                                 (18,220)
          Goodwill amortization                                                     (4)    (458,333)       (458,333)
          Acquisition cost amortization                                             (5)      (7,944)         (7,944)
          Financing cost amortization                                               (6)     (45,833)        (45,833)
                                              ------------        -------------         -----------    ------------

                                                  (243,864)                   0            (752,142)       (996,006)
                                              ------------        -------------         -----------    ------------

          Income before provision for
               income taxes                        597,165            4,794,923          (3,167,954)      2,224,134

     Provision for income taxes                    247,484                          (8)     847,014       1,094,498
                                              ------------        -------------         -----------    ------------

          Net income                          $   349,681         $   4,794,923        ($ 4,014,968)   $  1,129,636
                                              ===========         =============         ===========    ============

     NOTES

     (1) Add back salaries paid to shareholders

     (2) Deduct base salaries per employment agreements

     (3) Deduct incentive compensation per agreement

     (4) Amortize 11 months of goodwill, valued at $7,500,000.
         Goodwill is being amortized over 15 years.

     (5) Amortize 11 months of acquisition costs of $130,000

     (6) Amortize 11 months of financing costs of $100,000

     (7) Record interest expense at 8% on $4,000,000 of borrowing

     (8) Record income tax effect